TRANSITION SERVICES AGREEMENT

                                 by and between

                       STANDARD MICROSYSTEMS CORPORATION

                                      and

                 INERTIA OPTICAL TECHNOLOGY APPLICATIONS, INC.

                           Dated as of: June 1, 1999


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                               TABLE OF CONTENTS

ARTICLE 1.        SERVICES

ARTICLE 2.        FEES

ARTICLE 3.        CONFIDENTIALITY

ARTICLE 4.        TERMINATION
     4.01.        For Default
     4.02.        For Convenience
     4.03.        Effect of Termination

ARTICLE 5.        WARRANTY AND LIABILITY OF SMSC
     5.01.        Disclaimer of Warranty; Standard for
                  Performance
     5.02.        Force Majeure
     5.03.        Limitation of Liability

ARTICLE 6.        MISCELLANEOUS PROVISIONS
     6.01.        Waiver, Remedies Cumulative
     6.02.        Invalid Provisions
     6.03.        Headings
     6.04.        Exhibits
     6.05.        Notices
     6.06.        Relationship
     6.07.        Governing Law
     6.08.        Covenant of Further Assurances
     6.09.        Entire Understanding
     6.10.        Assignment
     6.11.        Amendments
     6.12.        Survival
     6.13.        Counterparts
     6.14.        Third Party Beneficiaries
     6.15.        Consents, Approvals and Requests

EXHIBIT A -       Services (other than Information Technology Services)
EXHIBIT B -       Information Technology Services
EXHIBIT C -       Fees


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                  TRANSITION SERVICES AGREEMENT (this "Agreement"), dated as of
June 1, 1999 (the "Agreement Date") by and between STANDARD MICROSYSTEMS CORPORATION, a Delaware corporation ("SMSC") and INERTIA OPTICAL TECHNOLOGY APPLICATIONS, INC., a Delaware corporation (the "Company").

                                  WITNESSETH:

                  WHEREAS, SMSC and the Company are parties to an Asset Purchase Agreement, dated as of May __, 1999 (the "Asset Purchase Agreement"), pursuant to which, among other things, SMSC has agreed to transfer to the Company certain of the assets relating to the operation of its FBU Business and the Company has agreed to assume certain of the liabilities relating to that Business (capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Asset Purchase Agreement);

                  WHEREAS, in order to facilitate the orderly continuation of the FBU Business for a transitional period after the Closing, SMSC has agreed to provide certain administrative and other transition services to the Company;

                  NOW, THEREFORE, in consideration of the agreements of SMSC and the Company set forth below, SMSC and the Company agree as follows:

ARTICLE 1.        SERVICES.

                  SMSC shall provide to the Company the administrative and other transition services described in Exhibit A for the time period(s) indicated in Exhibit A, and the information technology services described in Exhibit B for the time period(s) indicated in Exhibit A (collectively, the "Services"; each a "Service").


ARTICLE 2.        FEES.

                  (a) The Company shall pay to SMSC the fees set forth in Exhibit C (the "Fees") in respect of the Services according to the payment schedule set forth in Exhibit C.

                  (b) Not later than the close of business on the tenth day of every month (or if such day is not a business day, the first business day thereafter) in which Services were provided pursuant to this Agreement in the previous month, SMSC shall deliver an invoice to the Company setting forth the Fees payable by the Company for the Services provided by SMSC in such previous month (the "Fee Invoice"). The Company shall pay in full the Fees set forth in the Fee Invoice by wire transfer of immediately available funds to an account designated in writing by SMSC not later than the close of business on the ninetieth (90th) day following the date on which the Fee Invoice is received by the Company; provided, however, that in the event the Company disputes any Fees set forth on the Fee Invoice, the Company may withhold payment of any disputed amounts pending resolution of the dispute and shall pay the disputed amounts in the foregoing manner not later than the close of business on the fifth business day following the date on which the dispute is resolved.

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ARTICLE 3.        CONFIDENTIALITY.

                  All confidential or proprietary information and documentation ("the Confidential Information") relating to either party shall be held in strict confidence by the other party (including its Affiliates). Neither party shall disclose, publish, release, transfer or otherwise make available Confidential Information of the other party in any form to, or for the use or benefit of, any person or entity without the other party's prior approval. The obligations in this Article 3 shall not (a) restrict any disclosure by either party if it is compelled to disclose pursuant to any applicable Law, or by order of any Authority (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and (b) apply with respect to information that (i) is independently developed by the other party without reference to any Confidential Information, (ii) becomes part of the public domain (other than through unauthorized disclosure), (iii) is later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to the other party hereto to keep such documents and information confidential or (iv) previously known by the party receiving such documents or information.


ARTICLE 4.        TERMINATION.

                  4.01. FOR DEFAULT. In the event that either party fails to perform, in any material respect, any of its duties or obligations pursuant to this Agreement and such failure is not cured within 30 days after written notice to such party specifying the nature of such failure, the other party may terminate this Agreement immediately upon further notice to the defaulting party.

                  4.02. FOR CONVENIENCE. Either party may terminate this Agreement in respect of any or all of the Services as set forth in the Exhibits (including with respect to the notice provisions set forth therein).

                  4.03. EFFECT OF TERMINATION. Upon (a) the termination of this Agreement pursuant to Section 4.01 or (b) the termination of all of the Services pursuant to Section 4.02, all Fees owed by the Company to SMSC for Services provided through the date of such expiration or termination shall be paid promptly after the date of such termination.

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ARTICLE 5.        WARRANTY AND LIABILITY OF SMSC.

                  5.01. DISCLAIMER OF WARRANTY; STANDARD FOR PERFORMANCE. SMSC MAKES NO WARRANTY REGARDING THE MERCHANTABILITY OF THE SERVICES OR THE FITNESS OF THE SERVICES FOR ANY PARTICULAR PURPOSE. SMSC shall provide the Services in substantially the same manner as the activities constituting the Services heretofore were conducted in the ordinary course for SMSC's own account and shall use the same degree of care in providing Services to the Company as SMSC hereafter shall use in the ordinary course in conducting the same or comparable activities for its own account. SMSC shall have no liability to the Company or any other person with respect to provision of or failure to provide any of the Services so long as SMSC performs its obligations hereunder in conformity with the standards set forth in the preceding sentence.

                  5.02. FORCE MAJEURE. In no event shall SMSC have any liability under this Transition Services Agreement for any failure to provide or delay, interruption, or error in providing any of the Services that results directly or indirectly from the following circumstances (or similar force majeure events): inclement weather, fire, flood, earthquake, or other catastrophe, strike, civil disturbance or war or failure of any of SMSC's vendors to deliver any goods or render any services.

                  5.03. LIMITATION OF LIABILITY. IN NO EVENT SHALL SMSC BE LIABLE UNDER THIS TRANSACTION SERVICES AGREEMENT FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES. SMSC's liability for any failure to provide or delay, interruption, or error in providing any Service shall not exceed the fair market value of the Service (or portion thereof) in question.


ARTICLE 6.        MISCELLANEOUS PROVISIONS.

                  6.01. WAIVER, REMEDIES CUMULATIVE. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  6.02. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  6.03. HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define, limit or otherwise in any way affect the provisions hereof.

                  6.04. EXHIBITS. The Exhibits attached hereto are incorporated herein by reference as an integral part of this Agreement. In the event of any inconsistency between the terms contained in the Exhibits and the terms contained herein, the terms in the Exhibits shall govern.


                  6.05. NOTICES. Except as otherwise specified in this Agreement, all notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  SMSC:

                           Standard Microsystems Corporation
                           80 Arkay Drive, P.O. Box 18047
                           Hauppauge, New York 11788-8847
                           Telecopy: (516) 273-5550
                           Attention: Steven J. Bilodeau, President and
                           Chief Executive Officer

                  With copies to:

                           Standard Microsystems Corporation
                           80 Arkay Drive, P.O. Box 18047
                           Hauppauge, New York 11788-8847
                           Telecopy: (516) 273-5550
                           Attention: George W. Houseweart, Senior Vice
                           President and General Counsel

                           Loeb & Loeb LLP
                           345 Park Avenue
                           New York, New York 10154
                           Telecopy: (212) 407-4990
                           Attention:  David C. Fischer, Esq.

                  IOTA:

                           Inertia Optical Technology Applications, Inc.
                           24 New England Executive Park
                           Burlington, Massachusetts  01803
                           Telecopy:  (781) 229-6794
                           Attention: Nicholas E. Ortyl III, President and Chief Executive Officer

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                  With a copy to:

                           Morrison & Foerster LLP
                           1290 Avenue of the Americas
                           New York, New York 10104
                           Telecopy: (212) 468-7900
                           Attention:  Charles B. Friedman, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  6.06. RELATIONSHIP. The performance by SMSC of its duties and obligations under this Agreement shall be that of an independent contractor and nothing herein contained shall create or imply an agency relationship between the parties, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

                  6.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed therein, without giving effect to the conflicts of laws principles thereof.

                  6.08. COVENANT OF FURTHER ASSURANCES. The parties covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the parties will execute and deliver, or cause appropriate Affiliates to execute and deliver, any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate this Agreement.

                  6.09. ENTIRE UNDERSTANDING. This Agreement represents the entire understanding of the parties with respect to the Services and supersedes all previous writings, correspondence and memoranda with respect thereto, and no representations, warranties, agreements or covenants, express or implied, of any kind or character whatsoever with respect to such subject matter have been made by either party to the other, except as herein expressly set forth.

                  6.10. ASSIGNMENT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the restrictions on assignment set forth in the immediately preceding sentence, this Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective successors and assigns.

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                  6.11.  AMENDMENTS. This Agreement may be amended,
supplemented or modified only by a written amendment executed by both parties hereto.

                  6.12.  SURVIVAL. The provisions of Article 3, Section 4.03,
Article 5, Section 6.07 and this Section 6.12, shall survive the expiration or the termination of this Agreement.

                  6.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6.14. THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties hereto to confer third-party beneficiary rights upon any other Person.

                  6.15. CONSENTS, APPROVALS AND REQUESTS. All consents and approvals to be given by either party under this Agreement shall not be unreasonably withheld or delayed and all requests made by a party under this Agreement shall be reasonable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                             STANDARD MICROSYSTEMS CORPORATION

                             By: _______________________________________
                                   Steven J. Bilodeau
                                   President and Chief Executive Officer

                             and

                             INERTIA OPTICAL TECHNOLOGY APPLICATIONS, INC.

                             By: ________________________________________
                                   Nicholas E. Ortyl III
                                   President and Chief Executive Officer


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                         EXHIBIT A  -  Services (other than Information
                                       Technology Services)
                         EXHIBIT B  -  Information Technology Services
                         EXHIBIT C  -  Fees